STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

GLOBAL X FUNDS

SUPPLEMENT DATED MAY 12, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 11, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 26, 2011

The following information supplements the information found in, and should be read in conjunction with, each Statement of Additional Information.

Please add under the “Additional Investment Information” section of each Statement of Additional Information the following paragraph:

LEVERAGE. Each Fund may (i) invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. In addition, the costs associated with our borrowings, including any increase in the management fee payable to the Adviser will be borne by Fund shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE